UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 12, 2017 (June 1, 2017)

TAUBMAN CENTERS, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan
(State of Other Jurisdiction of Incorporation)

	1-11530	38-2033632
	(Commission File Number)	(I.R.S. Employer Identification No.)

	200 East Long Lake Road, Suite 300, Bloomfield Hills, Michigan	48304-2324
	(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 258-6800

None
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

At the annual meeting of shareholders of Taubman Centers, Inc. (the "Company") on June 1, 2017, our shareholders voted on the following four proposals.

•	The election of three director nominees to the Company's Board of Directors, each to serve until the 2020 annual meeting of shareholders (Proposal 1);

•	To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017 (Proposal 2);

•	To approve (on an advisory basis) the compensation of the Company's named executive officers (Proposal 3); and

•	To approve (on an advisory basis) whether an advisory vote on the compensation of the Company's named executive officers should occur every one, two or three years (Proposal 4).

On June 8, 2017, a final certified voting report for our 2017 annual meeting of shareholders was issued by the independent inspector of election, IVS Associates, Inc. ("IVS") . The final certified results of the voting, as reported by IVS, are shown below*:
Proposal 1 - Election of Directors

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Robert S. Taubman	48,362,326	537,529	41,009
Cia Buckley Marakovits	79,829,017	213,268	41,009
Myron E. Ullman, III	48,819,630	80,225	41,009
Charles Elson	31,051,942	90,488	41,009
Jonathan Litt	31,051,942	90,488	41,009
Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstain
79,720,671	309,492	53,131
Proposal 3 - Advisory Vote on Named Executive Officer Compensation

Votes For	Votes Against	Abstain	Broker Non-Votes
77,797,837	2,126,364	118,084	41,009
Proposal 4 - Advisory Vote on the Frequency of an Advisory Vote on Named Executive Officer Compensation

Once Every Year	Once Every Two Years	Once Every Three Years	Abstain	Broker Non-Votes
78,055,136	425,049	1,404,914	157,186	41,009
*For Proposal 1, the three nominees receiving the most votes cast were elected as directors. Proposals 2 and 3 required the affirmative vote of 66⅔% of the outstanding voting shares for approval; the total outstanding voting shares as of the record date, April 3, 2017, were 85,639,952 shares. For Proposal 4, the option receiving the most votes was deemed to be the advisory voting frequency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2017	TAUBMAN CENTERS, INC.

	By:	/s/ Simon J. Leopold
Simon J. Leopold
Executive Vice President, Chief Financial Officer, and Treasurer